                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------

                              INVESTMENT OVERVIEW

TOP FIVE HOLDINGS
                                                 PERCENT OF
                                      COUNTRY    NET ASSETS
                                     ---------  -------------
Morgan Stanley India Investment
 Fund, Inc.                            India           4.5%
Telebras                              Brazil           4.2%
Eletrobras                            Brazil           3.5%
Indian Petrochemicals Corp. Ltd.       India           2.5%
Samsung Electronics                    Korea           2.0%

TOP FIVE COUNTRIES
                                        VALUE     PERCENT OF
COUNTRY                                 (000)     NET ASSETS
------------------------------------  ---------  -------------
Brazil                                $   1,499        12.7%
India                                     1,184        10.0%
Hong Kong                                 1,075         9.1%
Mexico                                    1,073         9.1%
Russia                                      832         7.1%

PERFORMANCE COMPARED TO THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX(1)
-------------------------------------------

                                              TOTAL
                                           RETURNS(2)
                                               YTD
                                         ---------------
Portfolio(3)...........................        -2.03%
Index..................................        -1.70

1. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (assumes dividends are reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on October 1, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers. The Portfolio commenced operations on October 1, 1996.

For the period from October 1, 1996 (commencement of operations) through December 31, 1996, the Portfolio had a total return of -2.03% as compared to -1.70% for the IFC Global Total Return Composite Index (the "Index").

The Portfolio's underperformance was most prominent during the month of October, when the Portfolio fell 4.0% versus the Index return of -2.7%. The Portfolio slightly underperformed in November, returning 1.3% compared with 1.6% for the Index. The December pick-up in emerging markets translated into a gain of 1.1% for the Portfolio versus 0.3% for the Index.

The Portfolio's underperformance in October and November was largely attributable to an overweight position in India, which fell 10.9% in the two months ending November. Our underweight position in Malaysia, which returned 2.0% in October and 4.1% in November, was also a negative factor. The largest contributors to the Portfolio's outperformance in December, relative to the Index, came from India, Russia and Latin America, specifically Brazil and Mexico -- all overweight positions.

Following two weak years, hopes ran high in early 1996 that the emerging markets would recover. After a relatively strong first half, however, the emerging markets lost ground in the second half of the year. The first six months of 1996 was dominated by politics as several of the larger emerging markets, notably Russia, South Korea, India and Taiwan, held successful elections. Fears of contagion from a decline in the lofty U.S. equity market and concerns of a rise in U.S. interest rates sapped support from emerging market equities and led to a weak second half. As always in the emerging market universe, there were major disparities in performance among the markets (as shown in the chart on the following page).

By region, Latin America out-performed Europe/Middle East and Asia (see the table on the following page). Three emerging markets achieved results in excess of 100% for the year -- Russia, Venezuela and Hungary posted returns of 151.1%, 127.9% and 104.2%, respectively. The emerging Asian markets offered some of the best and worst to investors. Taiwan ended the year up 38.9%, and Hong Kong finished the year up 28.9%. Thailand and Korea, beset with export and liquidity problems, were the worst performing emerging markets of 1996, down 38.0% and 38.4%, respectively. India had a very strong first quarter, rallying 11.5%, but lost virtually all the gain to end the year down 3.8%.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------

                          INVESTMENT OVERVIEW (CONT.)

There are several reasons to be optimistic about the outlook for the emerging markets in 1997. First, as a group, the emerging economies are in much better financial shape than three years ago when the Federal Reserve began to raise interest rates. Major inroads have been made on inflation, leaving scope for interest rates to continue to decline in the majority of emerging markets, despite the path of U.S. rates. Inflation in the OECD economies is expected to increase during 1997, but in Latin America and emerging Europe it is forecasted to steadily decline. Only in Asia is there expected to be an increase in inflation, but even here it is from a very low base. One clear signal of successful economic strengthening has been the performance of emerging markets debt. Reacting to the numerous credit upgrades and improved economic management, emerging market debt was the best performing asset class during 1996. Emerging market stocks, on the other hand, have lagged both developed markets and debt, and emerging market equity performance has yet to reflect the fundamental improvements.

Second, foreign direct investment (FDI) in the emerging markets is running in excess of $100 billion per annum underpinning future growth prospects for these economies. Foreign reserves of the emerging economies -- currently around $700 billion -- have doubled since 1993 and are now almost equal to the aggregate reserves of the industrialized countries. In addition, portfolio flows which, by nature, have shorter time horizons than FDI have also picked up from the hiatus following the Mexican peso crisis suggesting confidence is returning. We expect portfolio flows to total approximately $30 billion in 1997. At their peak in 1993, almost $1 billion per week was being invested in the emerging markets.

Third, on a valuation basis, the emerging markets (see table) sell at 16.2 times trailing price to earnings ratio, which is lower than 1991 levels of valuation and compare very favorably with the U.S. and international EAFE markets. During the last two years, global financial markets have focused on the bull market in the U.S., but the emerging markets have made tremendous fundamental progress and are laggards in performance terms.

While the economic picture for the emerging markets overall continues to improve, there are still hurdles to be overcome in individual countries. Some of the emerging markets have to make progress on reducing their government deficits (India, Pakistan, Brazil, and Russia) and their current account deficits (Thailand and Turkey). In aggregate, however, the outlook is for continued progress to be made by all these countries on their deficits. We anticipate that the emerging markets will do well, relative to other asset classes in 1997, based on their good value, continued premium earnings growth prospects and their persistence in improving their economic standing in the world.

Madhav Dhar
PORTFOLIO MANAGER
Marianne L. Hay
PORTFOLIO MANAGER

January 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MSCI Emerging Markets Indices
Performance ($US)
12 Months to December 31, 1996
Venezuela                          127.90%
Poland                              57.20%
Taiwan                              38.90%
Brazil                              38.00%
Portugal                            32.30%
Turkey                              31.90%
Hong Kong                           28.90%
Indonesia                           25.40%
Malaysia                            24.50%
Argentina                           16.80%
Mexico                              16.10%
Philippines                         15.10%
Colombia                             6.60%
Greece                               1.40%
Peru                                -2.80%
India                               -3.80%
Israel                              -3.90%
Jordan                             -11.40%
Sri Lanka                          -16.30%
Chile                              -16.40%
Pakistan                           -19.40%
South Africa                       -20.10%
Thailand                           -38.00%
Korea                              -38.40%
% change

                                                                                                          PERFORMANCE
                                                                                                             1996
                                                                                                        ---------------
MSCI US...............................................................................................          21.4%
MSCI EAFE.............................................................................................           4.4
MSCI EMF..............................................................................................           3.9
EMF Asia..............................................................................................           1.6
EM Europe/Middle East.................................................................................          11.3
EMF Latin America.....................................................................................          18.9


                                     SOURCE:  MORGAN STANLEY CAPITAL INTERNATIONAL

                                                                                                             VALUATION

                                                                                                         12 MONTH TRAILING

                                                                                                          PRICE/EARNINGS

                                                                                                        -------------------

MSCI US...............................................................................................           19.3x

MSCI EAFE.............................................................................................           25.8x

MSCI EMF..............................................................................................           16.2x

EMF Asia..............................................................................................           19.1x

EM Europe/Middle East.................................................................................           13.0x

EMF Latin America.....................................................................................           14.1x

                                     SOURCE:  MORGAN STANLEY CAPITAL INTERNATIONAL

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1996

                                                                             VALUE
     SHARES                                                                  (000)
----------------------------------------------------------------------------------
COMMON STOCKS (82.0%)
  ARGENTINA (2.0%)
      1,700  Telecom Argentina ADR.......................................  $    69
      4,100  Telefonica de Argentina ADR.................................      106
      2,360  YPF ADR.....................................................       60
                                                                           -------
                                                                               235
                                                                           -------
  BRAZIL (6.6%)
        180  Cia Energetica de Minas Gerais ADR..........................        6
    666,000  Eletrobras..................................................      238
      2,190  Eletrobras ADR..............................................       39
     32,000  Light.......................................................       11
      1,410  Multicanal Participaccoes ADR...............................       18
  2,478,000  Telebras....................................................      178
      3,445  Telebras ADR................................................      264
 (a)120,000  Telecom de Sao Paulo........................................       26
                                                                           -------
                                                                               780
                                                                           -------
  CHILE (0.4%)
      1,080  Cia Cervecerias Unidas ADR..................................       17
      1,150  Santa Isabel ADR............................................       26
                                                                           -------
                                                                                43
                                                                           -------
  CHINA (0.9%)
 (a)130,000  Guangshen Railway Co. Ltd., Class H.........................       56
     96,000  Yizheng Chemical Fibre Co. Ltd., Class H....................       23
     64,000  Zhenhai Refining & Chemical Co. Ltd., Class H...............       24
                                                                           -------
                                                                               103
                                                                           -------
  COLOMBIA (0.3%)
     86,000  Banco de Colombia...........................................       35
                                                                           -------
  EGYPT (0.9%)
        175  Commercial International Bank...............................       26
      1,200  Eastern Tobacco.............................................       18
      1,000  Helwan Portland Cement......................................       18
        650  North Cairo Mills Co. ......................................       26
      1,000  Torah Portland Cement.......................................       20
                                                                           -------
                                                                               108
                                                                           -------
  HONG KONG (9.1%)
   (a)7,000  Asia Satellite Telecommunications Holdings Ltd. ............       16
     12,000  Cheung Kong Holdings Ltd. ..................................      107
  (a)15,000  Cheung Kong Infrastructure Holdings.........................       40
  (a)43,000  China Resources Beijing Land................................       27
     62,000  China Resources Enterprise Ltd. ............................      139
     21,000  Citic Pacific Ltd. .........................................      122
     30,000  Cosco Pacific Ltd. .........................................       35
      1,000  Hang Seng Bank Ltd. ........................................       12
      6,000  Henderson Land Development Co. Ltd. ........................       60
     14,000  Hong Kong Ferry Holdings....................................       27
     15,600  Hong Kong Telecommunications Ltd. ..........................       25
     17,000  Hutchison Whampoa Ltd. .....................................      134
     18,000  New World Development Co. Ltd. .............................      122
   (a)9,000  Shanghai Industrial Holdings Ltd. ..........................       33
      7,000  Sun Hung Kai Properties Ltd. ...............................       86
      6,000  Swire Pacific Ltd., Class A.................................       57
 (a)118,000  Tingyi (Cayman Islands) Holdings Co. .......................       31
                                                                           -------
                                                                             1,073
                                                                           -------

                                                                             VALUE
     SHARES                                                                  (000)
----------------------------------------------------------------------------------
  HUNGARY (0.5%)
        400  Graboplast Rt...............................................  $    13
        950  MOL Magyar Olaj-es Gazipari Rt GDR..........................       12
        450  Pannonplast Rt..............................................       17
   (a)1,200  Tisza Vegyi Kombinat Rt GDR.................................       14
                                                                           -------
                                                                                56
                                                                           -------
  INDIA (10.0%)
      2,500  Century Textiles and Industries Ltd. GDR....................      127
  (a)60,000  Crompton Greaves Ltd. GDR...................................      239
     25,000  Indian Petrochemicals Corp. Ltd. GDR........................      291
(a,g)55,500  Morgan Stanley India Investment Fund, Inc. .................      527
                                                                           -------
                                                                             1,184
                                                                           -------
  INDONESIA (6.3%)
     37,000  Astra International (Foreign)...............................      102
  (d)48,000  Bank International Indonesia (Foreign)......................       47
  (d)37,000  Bimantara Citra (Foreign)...................................       49
(a,d)75,000  Daya Guna Samudera (Foreign)................................       87
  (d)18,000  Gudang Garam (Foreign)......................................       78
  (d)21,000  Hanjaya Mandala Sampoerna (Foreign).........................      112
  (d)64,000  Indah Kiat Pulp & Paper Corp. (Foreign).....................       47
 (d)129,000  Telekomunikasi Indonesia (Foreign)..........................      223
                                                                           -------
                                                                               745
                                                                           -------
  ISRAEL (3.6%)
      5,150  Blue Square-Israel Ltd. ADR.................................       73
      1,940  Elbit Ltd. .................................................       14
      6,466  Elbit Medical Imaging Ltd. .................................       27
      6,466  Elbit Systems Ltd. .........................................       50
        800  First International Bank of Israel Ltd., Class 5............       92
        940  Koor Industries Ltd. .......................................       82
      3,750  Supersol Ltd. ..............................................       92
                                                                           -------
                                                                               430
                                                                           -------
  KOREA (4.3%)
   (a)2,800  Cho Hung Bank Co. Ltd. GDR..................................       21
   (a)2,600  Kookmin Bank GDR............................................       47
      2,600  Korea Electric Power Corp. ADR..............................       54
      8,333  Korea Mobile Telecommunications ADR.........................      107
      1,570  Pohang Iron & Steel Co. Ltd. ADR............................       32
 (a,e)5,800  Samsung Electronics GDR.....................................      240
                                                                           -------
                                                                               501
                                                                           -------
  MEXICO (9.1%)
      4,800  Apasco......................................................       33
  (a)50,920  Banacci, Class B............................................      107
     44,030  Cemex CPO...................................................      157
      1,300  Cemex, Class B..............................................        5
  (a)30,400  Cifra, Class B..............................................       37
   (a)1,740  Desc ADR....................................................       38
     (a)945  Empresas ICA Sociedad Controladora ADR......................       14
     61,350  FEMSA, Class B..............................................      210
   (a)4,260  Gruma, Class B..............................................       26
     (a)810  Gruma GDR...................................................       20
     (e)200  Grupo Carso ADR.............................................        2
     13,560  Grupo Carso, Class A1.......................................       71
 (a)308,555  Grupo Financiero Bancomer, Class B..........................      123
     14,000  Grupo Industrial Maseca, Class B............................       18
   (a)7,255  Grupo Televisa GDR..........................................      186

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------

                        STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1996

                                                                             VALUE
     SHARES                                                                  (000)
----------------------------------------------------------------------------------
  MEXICO (CONT.)
        460  Panamerican Beverages, Inc., Class A........................  $    22
                                                                           -------
                                                                             1,069
                                                                           -------
  PAKISTAN (2.5%)
     84,000  Fauji Fertilizer Co. Ltd. ..................................      141
 (a)246,700  Pakistan Telecommunications.................................      155
                                                                           -------
                                                                               296
                                                                           -------
  PERU (0.3%)
      1,645  Telefonica del Peru ADR.....................................       31
                                                                           -------
  PHILIPPINES (1.8%)
     25,000  Ayala Land, Inc., Class B...................................       29
  (a)42,000  DMCI Holdings, Inc. ........................................       27
    185,200  JG Summit Holdings, Inc., Class B...........................       52
      7,000  Manila Electric Co., Class B................................       57
        960  Philippine Long Distance Telephone Co. .....................       53
                                                                           -------
                                                                               218
                                                                           -------
  POLAND (1.5%)
      1,000  Bank Rozwoju Eksportu S.A. .................................       30
        300  Bank Slaski S.A. ...........................................       31
   (a)1,000  Debica S.A. ................................................       22
      4,200  Elektrim S.A. ..............................................       38
   (a)2,100  Exbud S.A. .................................................       20
      3,000  Wielkopolski Bank Kredytowy S.A. ...........................       20
        350  Zywiec......................................................       16
                                                                           -------
                                                                               177
                                                                           -------
  RUSSIA (7.1%)
   (a)9,000  Gazprom ADR.................................................      155
      4,500  LUKoil Holding ADR..........................................      206
      6,500  Mosenergo ADR...............................................      198
  (a)45,000  Rostelecom..................................................      109
   (a)3,500  Tatneft ADR.................................................      164
                                                                           -------
                                                                               832
                                                                           -------
  SOUTH AFRICA (3.4%)
     27,500  Gencor Ltd. ................................................      100
     56,500  Polfin Ltd. ................................................       94
     17,100  Sasol Ltd. .................................................      203
                                                                           -------
                                                                               397
                                                                           -------
  TAIWAN (2.7%)
     16,000  Cathay Life Insurance Co. Ltd. .............................      102
     54,000  China Steel Corp. ..........................................       51
     13,000  Formosa Plastics Corp. .....................................       32
  (a)30,000  Pacific Construction........................................       26
  (a)25,000  Siliconware Precision Industries Co. .......................       53
     41,000  Yang Ming Marine Transport..................................       54
                                                                           -------
                                                                               318
                                                                           -------
  THAILAND (4.4%)
   (d)9,800  Advanced Info Service PCL (Foreign).........................       92
     11,800  Bangkok Bank PCL (Foreign)..................................      114
     17,300  Finance One PCL (Foreign)...................................       35
   (d)9,600  Shinawatra Computer Co. plc (Foreign).......................      116
     13,600  Siam Commercial Bank PCL (Foreign)..........................       99
                                                                             VALUE
     SHARES                                                                  (000)
----------------------------------------------------------------------------------
     11,100  Thai Farmers Bank PCL (Foreign).............................  $    69
                                                                           -------
                                                                               525
                                                                           -------
  TURKEY (3.6%)
    892,000  Bossa.......................................................       75
  1,160,000  Eregli Demir Celik..........................................      139
  2,562,000  Turkiye Garanti Bankasi A.S. ...............................      116
  3,785,000  Yapi ve Kredi Bankasi A.S. .................................       94
                                                                           -------
                                                                               424
                                                                           -------
  VENEZUELA (0.2%)
        910  Cia Anonima Nacional Telefonos de Venezuela ADR.............       26
                                                                           -------
  ZIMBABWE (0.5%)
      8,300  Delta Corp. ................................................       29
     18,900  Meikles Africa Ltd. ........................................       28
                                                                           -------
                                                                                57
                                                                           -------
TOTAL COMMON STOCKS (COST $9,792)........................................    9,663
                                                                           -------
PREFERRED STOCKS (6.0%)
  BRAZIL (NON-VOTING STOCKS) (6.0%)
 15,780,000  Banco Bradesco..............................................      114
    180,000  Banco Itau..................................................       78
    276,000  Brahma......................................................      151
  1,194,000  Cia Energetica de Minas Gerais..............................       41
     60,000  Coteminas...................................................       19
        900  Eletrobras ADR..............................................       17
    319,000  Eletrobras, Class B.........................................      118
   (e)1,500  Pao de Acucar ADR...........................................       26
    589,000  Petrobras...................................................       94
    624,000  Telebras....................................................       48
                                                                           -------
TOTAL PREFERRED STOCKS (COST $711).......................................      706
                                                                           -------
TOTAL FOREIGN SECURITIES (88.0%) (COST $10,503)..........................   10,369
                                                                           -------
   FACE
  AMOUNT
   (000)
-----------
SHORT-TERM INVESTMENT (10.0%)
  REPURCHASE AGREEMENT (10.0%)
     $1,183  Chase Securities, Inc. 5.95%, dated 12/31/96, due 1/2/97, to be repurchased at $1,183, collateralized by U.S. Treasury
               Bonds, 7.25%, due 5/15/16, valued at $1,200
               (COST $1,183).............................................    1,183
                                                                           -------
FOREIGN CURRENCY (2.2%)
   BRL   14  Brazilian Real..............................................       13
   EGP  380  Egyptian Pound..............................................      112
   HKD   10  Hong Kong Dollar............................................        2
   MXP   33  Mexican Peso................................................        4
  PKR 4,293  Pakistani Rupee.............................................      107
   PHP    1  Philippines Peso............................................       --
   TWD  580  Taiwan Dollar...............................................       21
                                                                           -------
TOTAL FOREIGN CURRENCY (COST $258).......................................      259
                                                                           -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------

                        STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1996

                                                                            VALUE
                                                                            (000)
----------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.2%) (COST $11,944*)...............................  $11,811
                                                                           -------
OTHER ASSETS (4.0%)
  Cash......................................................  $   1
  Deferred Organization Costs...............................    342
  Due from Adviser..........................................     82
  Receivable for Portfolio Shares Sold......................     32
  Dividends Receivable......................................      8
  Receivable for Investments Sold...........................      3      468
                                                              -----
LIABILITIES (-4.2%)
  Payable for Investments Purchased.........................   (275)
  Organization Costs Payable................................   (105)
  Custodian Fees Payable....................................    (39)
  Professional Fees Payable.................................    (39)
  Sub-Administrative Fees Payable...........................    (10)
  Administrative Fees Payable...............................     (9)
  Deferred Foreign Taxes Payable............................     (2)
  Other Liabilities.........................................    (11)    (490 )
                                                              -----  --------
NET ASSETS (100%)...........................................         $11,789
                                                                     --------
                                                                     --------

                                                               AMOUNT
---------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 1,205,732 outstanding $0.001 par value shares, unlimited number authorized...............................  $ 9.78
                                                              -------
                                                              -------


                                                               (000)
                                                              -------
NET ASSETS CONSIST OF:
Paid in Capital.............................................  $11,978
Undistributed Net Investment Income.........................       3
Accumulated Net Realized Loss...............................     (57 )
Unrealized Depreciation on Investments and Foreign Currency
  Translations (Net of foreign taxes of $2).................    (135 )
                                                              -------
NET ASSETS..................................................  $11,789
                                                              -------
                                                              -------

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of forward foreign currency exchange contracts open at December 31, 1996, the Portfolio is obligated to deliver U.S. dollars in exchange for foreign currency as indicated below:

                                                                  NET
 CURRENCY                             IN EXCHANGE             UNREALIZED
TO DELIVER     VALUE    SETTLEMENT        FOR        VALUE    GAIN (LOSS)
  (000)        (000)       DATE          (000)       (000)       (000)
----------     -----    ----------    -----------    -----    -----------
    $2         $  2       1/02/97          BRL 2     $  2     $     --
               -----                                 -----         ---
               -----                                 -----         ---

---------------

(a)   --    Non-income producing security.
(d)   --    Security valued at fair value -- See note A-1 to
            financial statements. Fair valued securities
            totaled $851,000 or 7.2% of net assets at December
            31, 1996.
(e)   --    144A Security -- Certain conditions for public
            sale may exist.
(g)   --    The fund is advised by Morgan Stanley Asset
            Management Inc. The Portfolio earned no income
            from this security for the period ended December
            31, 1996.
ADR   --    American Depositary Receipt
CPO   --    Ordinary Participating Certificate (no voting
            rights)
GDR   --    Global Depositary Receipt
PCL   --    Public Company Limited

---------------

* At December 31, 1996, cost, unrealized appreciation, unrealized depreciation and net unrealized depreciation, for U.S. Federal income tax purposes, of the investments of the Portfolio were:

             UNREALIZED       UNREALIZED     NET UNREALIZED
  COST      APPRECIATION     DEPRECIATION     DEPRECIATION
  (000)         (000)            (000)            (000)
---------  ---------------  ---------------  ---------------
$  11,688     $     627        $    (763)       $    (136)

--------------------------------------------------------------------------------
For the period ended December 31, 1996, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $11,337,000 and $777,000, respectively. There were no long-term purchases and sales of U.S. Government securities during the period.
--------------------------------------------------------------------------------
At December 31, 1996, the Emerging Markets Equity Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2004 of approximately $9,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

--------------------------------------------------------------------------------
Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1996 to December 31, 1996, the Emerging Markets Equity Portfolio incurred and elected to defer until January 1, 1997, for U.S. Federal income tax purposes, net capital losses of approximately $45,000.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------

                        STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1996

--------------------------------------------------------------------------------
               SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION
                                  (Unaudited)

                                                                                    MARKET     % OF NET
SECTOR DIVERSIFICATION                                                               VALUE      ASSETS
---------------------------------------------------------------------------------  ---------  ----------
Capital Equipment................................................................  $   1,081        9.2%
Consumer Goods...................................................................      1,588       13.5
Energy...........................................................................      1,091        9.3
Finance..........................................................................      1,984       16.8
Foreign Currency.................................................................        259        2.2
Materials........................................................................      1,355       11.5
Multi-Industry...................................................................        989        8.4
Repurchase Agreement.............................................................      1,183       10.0
Services.........................................................................      2,281       19.3
                                                                                   ---------      -----
Total Investments................................................................  $  11,811      100.2%
Other Assets and Liabilities (Net)...............................................        (22)      (0.2)
                                                                                   ---------      -----
Net Assets.......................................................................  $  11,789      100.0%
                                                                                   ---------      -----
                                                                                   ---------      -----

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

                                                                     PERIOD FROM
                                                                OCTOBER 1, 1996*
                                                                              TO
                                                               DECEMBER 31, 1996
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                             $     19
  Interest                                                                    36
                                                                           -----
    Total Income                                                              55
                                                                           -----
EXPENSES:
  Investment Advisory Fees                                                    32
    Less: Fees Waived                                                        (32)
                                                                           -----
  Net Investment Advisory Fees                                                --
  Custodian Fees                                                              39
  Professional Fees                                                           38
  Amortization of Organizational Costs                                        18
  Shareholder Reports                                                         11
  Sub-Administrative Fees                                                     10
  Administrative Fees                                                          9
  Other                                                                        4
  Expenses Reimbursed by Adviser                                             (82)
                                                                           -----
    Net Expenses                                                              47
                                                                           -----
Net Investment Income                                                          8
                                                                           -----
NET REALIZED LOSS ON:
  Investments Sold                                                           (57)
  Foreign Currency Transactions                                               (3)
                                                                           -----
    Net Realized Loss                                                        (60)
                                                                           -----
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments and Foreign Currency Translations**                           (135)
                                                                           -----
    Change in Unrealized Appreciation/Depreciation                          (135)
                                                                           -----
Net Realized Loss and Change in Unrealized
  Appreciation/Depreciation                                                 (195)
                                                                           -----
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $   (187)
                                                                           -----
                                                                           -----

------------
 * Commencement of operations
** Net of foreign taxes of $2 on unrealized appreciation.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     PERIOD FROM
                                                                OCTOBER 1, 1996*
                                                                              TO
                                                               DECEMBER 31, 1996
                                                                           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                 $      8
  Net Realized Loss                                                          (60)
  Change in Unrealized Appreciation/Depreciation                            (135)
                                                                         -------
  Net Decrease in Net Assets Resulting from Operations                      (187)
                                                                         -------
DISTRIBUTIONS:
  Net Investment Income                                                      (20)
                                                                         -------
  Total Distributions                                                        (20)
                                                                         -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                              11,993
  Distributions Reinvested                                                     3
                                                                         -------
  Net Increase in Net Assets Resulting from Capital Share
   Transactions                                                           11,996
                                                                         -------
  Total Increase in Net Assets                                            11,789
NET ASSETS:
  Beginning of Period                                                         --
                                                                         -------
  End of Period                                                         $ 11,789
                                                                         -------
                                                                         -------
Undistributed net investment income included in end of
  period net assets                                                     $      3
                                                                         -------
                                                                         -------
--------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                      1,205
    Shares Issued for Distributions Reinvested                                 1
                                                                         -------
  Net Increase in Capital Shares Outstanding                               1,206
                                                                         -------
                                                                         -------
--------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                     PERIOD FROM
                                                                OCTOBER 1, 1996*
                                                                 TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                          1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  10.00
                                                                         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                                     0.01
  Net Realized and Unrealized Loss                                         (0.21)
                                                                         -------
    Total From Investment Operations                                       (0.20)
                                                                         -------
DISTRIBUTIONS
  Net Investment Income                                                    (0.02)
                                                                         -------
    Total Distributions                                                    (0.02)
                                                                         -------
NET ASSET VALUE, END OF PERIOD                                          $   9.78
                                                                         -------
                                                                         -------
TOTAL RETURN                                                               (2.03)%
                                                                         -------
                                                                         -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                       $ 11,789
Ratio of Expenses to Average Net Assets                                     1.75%**
Ratio of Net Investment Income to Average Net Assets                        0.32%**
Portfolio Turnover Rate                                                        9%
Average Commission Rate#                                                $ 0.0013
--------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income (Loss)                     $   0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                            6.17%**
  Net Investment Income (Loss) to Average Net Assets                       (4.06)%**
--------------------------------------------------------------------------------

 * Commencement of operations
** Annualized
 # For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.45% of the trade amount.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1996, the Fund was comprised of one active, non-diversified portfolio, the Emerging Markets Equity Portfolio (referred to as the "Portfolio"). The Portfolio commenced operations on October 1, 1996.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

trade and settlement dates on securities transactions, and the difference between the amount of accrued investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Portfolio's commencement of operations. Morgan Stanley Asset Management Inc. has agreed that in the event any of it's initial shares in the Portfolio which comprised the Fund at it's inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Distributions from the Portfolio are recorded on the ex-date.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and for organizational expenses.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management Inc. (the "Adviser" or "MSAM"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate of 1.25% of the first $500 million of average daily net assets, 1.20% of the next $500 million of average daily net assets and 1.15% of average daily net assets exceeding $1 billion. The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

C. ADMINISTRATOR: MSAM also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSAM and Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Portfolio. CGFSC is compensated for such services by MSAM from the fee it receives from the Portfolio. Certain employees of CGFSC are officers of the Fund. In addition, the Portfolio incurs local administration fees in doing business in certain emerging market countries.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's U.S. assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the period ended December 31, 1996, the Portfolio incurred custody fees with MSTC totaling approximately $38,000 which were payable to MSTC at December 31, 1996.

In addition,  for the  period  ended December  31,  1996, the  Portfolio  earned
interest   income  of  approximately  $400  and  incurred  interest  expense  of approximately $1,000 on balances maintained with MSTC.

E. OTHER: At December 31, 1996, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio has shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio. At December 31, 1996, a significant number of the shares outstanding were owned by MSAM and its affiliates.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------

To the Shareholders and Board of Directors of Morgan Stanley Universal Funds, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (constituting Morgan Stanley Universal Funds, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

January 28, 1997